SEMI-ANNUAL REPORT OCTOBER 31, 2002

# SouthTrust Funds

It's about trust.℠

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report of the SouthTrust Funds, for the six-month reporting period ended October 31, 2002. This report begins with an investment review of the economy and developments in the financial markets over the reporting period. Next, you’ll find a complete list of investments and financial statements for SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund and SouthTrust Growth Fund.

The six-month reporting period saw continued positive returns for bonds, while stocks continued to suffer as investor sentiment remained weak. I urge you to read the Investment Review for a comprehensive review of the financial markets and an outlook on the future.

The highlights for each fund over the six-month reporting period are as follows.

SouthTrust U.S. Treasury Money Market Fund

This portfolio of U.S. Treasury money market securities paid a dividend stream totaling $0.006 per share in dividends over the reporting period for a total return of 0.61%.1 The 7 day net yield was 1.18% at the end of the reporting period.2 The fund’s net assets totaled $1.3 billion at the end of the reporting period.

SouthTrust Income Fund

SouthTrust Income Fund, a diversified portfolio of income-producing investments, paid dividends totaling $0.22 per share, while the net asset value (“NAV”) increased by $0.17. As a result, the fund produced a total return of 4.13%.3 The net assets in the fund totaled $75.7 million at the end of the reporting period.

SouthTrust Bond Fund

This fund’s diversified portfolio of high-quality corporate and government bonds paid income distributions totaling $0.26 per share, while the fund’s NAV increased by $0.31. As a result, the fund produced a total return of 5.81%.3 Total net assets in the fund reached $141.6 million at the end of the reporting period.

SouthTrust Alabama Tax-Free Income Fund

This fund is designed for tax-sensitive Alabama residents. It pursues double-tax-free income—income free from federal regular income tax and Alabama income tax by investing in high-quality securities issued by Alabama municipalities.4 During the six-month reporting period, the fund paid income totaling $0.20 per share as the NAV increased by $0.30. As a result, the fund produced a total return of 4.82%.3 Total net assets in the fund reached $55.8 million at the end of the reporting period.

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PRESIDENT’S MESSAGE
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SouthTrust Value Fund

The SouthTrust Value Fund pursues long-term capital growth through a diversified portfolio of mostly large company stocks that our analysis concludes are undervalued and provide an attractive return potential. The Fund seeks to identify significantly undervalued companies that offer a catalyst to higher price levels. Catalysts vary widely, but could be above-average earnings growth, a return to normalized profit levels, or new management. The Fund favors owning firms that are established and well managed within their respective industry. During the six-month reporting period, the fund produced a total return of (22.19%) due to a decline in NAV. The fund paid $0.05 per share in dividends.3 Net assets totaled $238.3 million at the end of the reporting period.

SouthTrust Growth Fund

SouthTrust Growth Fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings—and have high potential to continue that growth. It complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. Over the six-month reporting period, SouthTrust Growth Fund produced a total return of (13.52%) resulting from a decline in its NAV.3 Net assets in the fund totaled $63.7 million at the end of the reporting period.

As always, we thank you for pursuing your financial goals through the professional management and diversification of the SouthTrust Funds. We look forward to keeping you up-to-date on your progress.

Sincerely,

/s/ Richard S. White, Jr.
Richard S. White, Jr.
President
December 15, 2002

(1)
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(2)	Performance quoted reflects past performance and is no guarantee of future results. Yields quoted for money market funds most closely represent the fund’s current income.
(3)
Performance quoted reflects past performance and is no guarantee of future results. Yields quoted for money market funds most closely represent the fund’s current income. Performance quoted is based on NAV, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Bond, Income, Alabama Tax-Free Income, Value and Growth Funds were 2.12%, 0.47%, 1.15%, (25.69)% and (17.41)%, respectively. The Bond, Income, and Alabama Tax-Free Income Funds’ maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%.

(4)	Income may be subject to the federal alternative minimum tax.

SOUTHTRUST FUNDS
INVESTMENT REVIEW

The debate goes on—Bull or Bear? Depression, recession, or economic expansion? Deflation, disinflation, or inflation? What we do know is that we are experiencing the longest and deepest bear market for stocks since the 1930’s. The economic expansion appears to be intact, despite slowing significantly after a solid initial recovery. As a result, the authorities are more than willing to continue aggressive monetary and fiscal stimulative measures. Offsetting occasional worries over inflation have been strong productivity and the lack of pricing power, which have helped to keep inflation low. Currently, there appear to be almost as many forecasters worried about deflation as inflation.

It’s The Economy

In addition to valuation and institutional investor sentiment, a huge problem with the stock market is corporate profits. And the problem with corporate profits is the economy. The current expansion, despite four quarters of growth, is still in its insipient, vulnerable stage. To keep growth going, it needs repeated heavy doses of monetary and fiscal stimulation. This is the reason for the latest interest-rate cut by the Federal Reserve Board (the “Fed”) and why the Bush administration is busily fashioning more tax cuts for next year. The expansion has not reached the desired point of being self-sustaining without more and more high-potency monetary and fiscal fuel.

So, the obvious question is this: When will the economy reach the nirvana stage where growth is self-perpetuating and rising employment and personal income generate higher demands for goods and services, which boosts corporate sales and profits, which, in turn, causes rising employment and personal income, and on and on? The unfortunate answer is: Not for a long time. And this is a big problem for the capital markets. A resumption of economic growth is one thing, while a self-sustaining strong expansion is quite another. The 2001 recession was set up by a stock market bubble-induced capital-spending binge that ended in a glut of supply in the all-important technology sector, as opposed to the usual cause of a retrenchment in consumer spending. As a result, the recovery has also been atypical. No economist that we know of is predicting a 6-7% annualized rate of real gross domestic product (“GDP”) growth for the next few quarters, but such rates of growth have been customary in post-World War II economic recoveries.

A collapse in capital spending was the catalyst for the recession, and it’s the resumption of such investment that’s required to get economic growth to a self-sustaining phase. However, the boom years of the late 1990s led entrepreneurs and business executives to increasingly rely on external funding (venture capital and the public debt and equity markets) rather than savings and cash flow for their

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investment spending. As a result, the financing gap—the difference between corporate investment and cash flow—is still at a level that prohibits a meaningful upward turn in capital spending. Even during the third quarter, with capital spending very weak, such expenditures were still 27% greater than cash flow.

An example of the problem with reliance on external funding for investment spending is reflected in the current state of the venture capital sector. Due to poor market conditions, venture capitalists are precluded from cashing out their previous investments, meaning that they’re in no position to make new commitments. In the third quarter, only one venture-backed company was spun off in an initial public offering (IPO), raising a paltry $30 million. That marked the worst quarter on record. So far this year, there have been 16 IPO’s of venture-backed companies, raising a total offer amount of $1.6 billion. That compares with 34 venture-backed IPO’s that raised $2.8 billion in 2001, 214 that raised $20.0 billion in 2000 and 245 that raised $18.8 billion in 1999.

Protracted economic booms inevitably result in speculation, which incites a buildup of excess capacity and debt. These excesses must be unwound during the following economic contraction, depicted by severe declines in activity, before the economy is set up to grow dynamically once again. Central bank intervention and fiscal stimulation has tended to be successful in the postwar era helping the economy avoid wide swings. But the resulting problem has been that excesses never get fully corrected and tend to grow cycle to cycle. As debt levels and illiquidity rise, the temptation increases for the authorities to inflate money and credit to reduce the debt burden. This also postpones the pain, which is politically appealing.

In 1933 Friedrich Hayek wrote: “To combat the depression by a forced credit expansion is to attempt to cure the evil by the very means which brought it about; because we are suffering from a misdirection of production, we want to create further misdirection—a procedure which can only lead to a much more severe crisis as soon as the credit expansion comes to an end.”

During his long reign as chairman of the Fed, Alan Greenspan has engineered a great burst of prosperity and averted at least three financial panics. And this is much of the problem today, because the same prescription isn’t working.

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Slow nominal growth in the economy combined with the unavailability of external capital leaves companies with cost cutting as the only means of growing profits. And the easiest way for them to reduce overhead is to shrink their payrolls. As a result, the employment situation will likely remain weak for a protracted period of time. A byproduct of this predicament is that it will be extremely difficult for the authorities to move the economy along from its stimulus-dependant precarious stage, which we’re in now, to a self-sustaining phase that will foster rising confidence and a protracted bull market in equities.

Possibly the most important economic statistic is inflation. It not only drives bond prices, but helps determine stock valuations. Deflation, which hasn’t been experienced since the 1930’s in the U.S., would be a nightmare for stocks! Just check the Japanese experience, where their stock market continues to hit new lows and their economy is in and out of recession. Our Consumer Price Index (CPI year/year % change) has run 1.2%, 1.3%, and 1.6% respectively in the first three calendar quarters of 2002. The key factor behind the low inflation is record productivity, which has worked to offset price increases elsewhere in the economy. The highest probability is that inflation gradually moves up, but remains very low by historical standards. This should help keep the bond bears in hibernation for a while and support a cyclical bull market for stocks.

Fixed Income Markets

Over the past six-months, the bond markets continued their impressive run as investors flocked to the “safe haven” of fixed income securities, particularly Treasuries. The entire year in fact, has been marked by a generous series of events which continue to propel the bond markets and detract from equity performance. Geopolitical uncertainties—the direct result of the September 11th attacks— developed in the form of the Israeli-Palestinian conflict. Pakistani and Indian differences were exposed and a long-standing situation with Iraq bubbled. In this environment, risk profiles change and symptoms develop in the form of downtrodden equity markets and spending pullbacks.

Also during the quarter, the US economic engine moved forward, albeit slowly. Market participants began to perceive cracks in the consumer and the concommittent ability of this group to carry the economy forward. On the other hand, the manufacturing sector stalled…again. Earnings warnings were announced and the profit recovery was halted. On top of that a new round of corporate misdeads became apparent as Wall Street wrestled with the attorney general.

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Citigroup and JPMorgan announced larger loan losses related to energy, telecom and technology.

In all, it was quite a six-month period. The net result of these events on the fixed income markets was an expected flight to quality. In fact, October was only the second month this year in which Treasury yields have increased. Like equities, corporate bonds suffered. Although the total return was positive for the corporate bond asset class, when compared to Treasuries they underperformed. It should be noted however, that part of that corporate underperformance reversed itself in October as valuations were simply too attractive. After putting in a spectacular several months, mortgages underperformed as low-interest rates and record refinancings caused prepayments to surge.

When peering into the future, we believe that some modicum of growth will return to the economy. The manufacturing sector has bottomed and inventories are lean, which should provide a nice jump to the economy. An easing of geopolitical tension is necessary before we proceed. On the other hand, the consumer—long the strength of this economy—should hold up quite nicely although we admit to some potential soft spots over the next few months. This makes overall growth slow but manageable. Corporate ethical issues will continue to grab the headlines, however, we view these as being supportive from a long-term viewpoint. Indeed, the world is more complicated today and offers a series of turns which may not always be anticipated. Our strategies embody this in the form of an increased nimbleness and a desire to diversify certain risks.

Stock Market

The Conference Board reported that the consumer confidence index for October plunged to its lowest level since 1993, causing a quick drop in the major stock market averages. The consumer confidence index fell to 79.4 in October from 93.0 in September, while the Wall Street consensus was expecting a 90.0 reading. Unfortunately, for those investors who sold on that news, this series is a lagging indicator of the direction of stock prices. In the last economic cycle, the Conference Board’s consumer confidence index didn’t hit bottom till nearly 1992, some 17 months after the stock market’s trough in October 1990.

What we find more intriguing about the decline in consumer confidence since 2000 is that most economists have completely missed perhaps the most important underlying reason for consumers’ despair. Nearly all Wall Street prognosticators are convinced that the relatively punk confidence numbers are a function of the

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tepid economic recovery, weak job market, falling stock prices and war jitters. We even heard some throw in the Beltway Sniper as an additional factor. Well, if those really were the causes, why have consumers been buying cars and houses like they’re going out of style? After all, the commitment to such big monthly payments for years to come suggests confidence, not worry and concern. Consider this: If you thought that there was a reasonable chance that you would lose your job or suffer a cut in pay, you wouldn’t likely go out and purchase a fancy new car or a bigger, more expensive home? You only do that when you’re relatively secure about your financial future.

We believe that the most important factor depressing consumer confidence, besides down stock prices, is falling interest rates. Falling interest rates mean that investors, who are also consumers, see their incomes fall. And because consumers, as a group, receive nearly two times in interest income compared to what they pay in interest expense, declining interest rates hit where it hurts most—in the pocketbook. However, the overwhelming majority of economists are convinced that low interest rates are a positive for the consumer sector. No wonder they can’t understand what’s going on with the American consumer.

When we make this point with investors, the inevitable response is, “Why then in past economic cycles has consumer confidence begun to rise before interest rates turned higher?” Good question! The answer is that it all has to do with money. When people get more money, regardless from where it’s from, they feel better; when they receive less money, they feel worse. Think of your own situation. How did you feel when you got a big raise or bonus or made a huge hit in the stock market? How about that year when you didn’t get a bonus? How about when you lost a bundle in the stock market? In all recent economic cycles, falling interest rates have triggered a sharp advance in the stock market, and the increased wealth that was generated from equity appreciation more than offset the decline in income resulting from lower interest rates. And as we all know, the stock market has been a taker rather than a giver of wealth for the past 31 months.

Why the focus on the consumer? Because the consumer is also the investor that needs to regain confidence in the stock market. Ironically, a little inflation and higher interest rates, which normally do tend to lag in economic recovery by a year or more, could prove positive for stocks.

Weighing possibly as much as any factor on the consumer and the stock market is the war on terrorism and the feeling that it will be with us for a long, long

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time. The same as stocks had a significant rally last year shortly after the war on terrorism was declared, history suggests any significant successful military action could be the much needed catalyst for the stock market. The bull market in 1990 started the day the U.S. initiated major action in the Persian Gulf War. No one knows what will happen, but it’s a low probability to bet against the U.S.

Stock valuations are another key factor that seem to be overhanging the market. On traditional measurements such as price/earnings, price/book, and dividend yields, stocks still look very expensive. However, relative to interest rates, using the Fed model, stocks have become close to 50% undervalued in the current bear market.

We’d be among the last to argue that stocks are cheap, but they are attractive enough to support a cyclical bull market starting during the next year. According to a study by Ned Davis, the average gain for a cyclical bull market within a secular bear market since 1900 has been 50%. What we need is for earnings to grow fast enough to support higher stock prices. With expectations low and the focus on accounting, options costs, and pension expenses, there is plenty of room for positive surprises. Officially, earnings have bottomed and are growing, but growth to date has been plagued by setbacks, many resulting from the sluggish economy and continuing cuts in corporate spending. Once again, the highest probability is that corporate earnings gradually pick up. After the longest bear market since the 1930’s, with record cash sitting in money market funds earning very little interest, investors, given a little convincing, are positioned to support a cyclical bull market in 2003. Using history as a guide, it’s hard to bet against stocks during the period following mid-term elections. Seasonality has also become very favorable for stocks. According to Yale Hirsch’s, Stock Trader’s Almanac 2002, p. 52, a $10,000 investment in the Dow Jones Industrials held from May 1 through October 31 from 1950 through 2000 would have resulted in a gain of $1,743. A $10,000 investment in the Dow Industrials held from November 1 through April 30, would have resulted in a gain of $415,890 during the same time frame. Optimist or not, it is hard to bet against a bull market in 2003. Only once have stocks provided negative returns for four years in a row, 1929 through 1932. Prior to this bear market, stocks had only once before declined two years in a row, 1973 and 1974. All other declines have lasted for only one year and then, in most cases, have been followed by good gains in the next year.

Stocks are now significantly undervalued relative to interest rates (i.e. using the Fed model for valuing stocks) and record cash reserves, earning only a very low

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interest rate, are available for investment. The market cycle, the election year cycle, and seasonality factors all strongly support a bull market. You probably have to argue for deflation to have another down year for stocks. Yet, the odds of deflation would seem to be very low. No one knows what stocks will do, but our guess would prove a pleasant surprise for many investors.

SouthTrust U.S. Treasury Money Market Fund

Despite the lack of tangible action by the Fed, yields on money market securities continued to decline over the past six months. With the economy continuing to exhibit a lackluster recovery and the heightened presence of geopolitical risk in the Middle East, the Fed chose in August to change their bias to weakness; however, keeping the current federal funds target rate steady at 1.75 percent. Regardless of the presence of some positive economic statistics, yields on Treasury bills maintained their declines indicating a higher probability of further Fed action. Throughout the past two quarters, yields on three and six month Treasury bills fell approximately 0.31 percentage points and 0.49 percentage points respectively. Although Treasury bills declined during the past six months, overnight repurchase agreements remained within a range of 1.6 percent to 1.85 percent, which in turn benefited the Fund over the period.

Over the past two quarters, the majority of the Fund moved into overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. By increasing the allocation to overnight repurchase agreements the Fund’s average maturity fell slightly from approximately 44 days to around 30 days which allowed the Fund to obtain the higher yields in repurchase agreements while still holding some Treasuries in case of further rate cuts. As the economy continues to stagger through a recovery, the Fund anticipates a full economic recovery leading to higher yields over the next six months; nevertheless, remaining cautious of possible further declines in interest rates. It is also important to note that as the end of the calendar year approaches, the Fund will be moving completely into Treasuries so as to avoid the intangible tax.

SouthTrust Income Fund

The six months ending October 31, 2002 consisted of a wave of up and down economic statistics. Beginning in August 2002, financial markets began to price-in further interest rate cuts, in response to increased geopolitical risks and forecasts that the economic recovery will not be as strong as projected. In an effort to curve additional weakness in the economy, the Fed reversed their bias from neutral to

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weakness at their August meeting; however, they did not lower short-term rates despite market expectations.

During the past six months, the fixed income yields continued to grind lower in expectations of more Fed action. Yields on 2 and 5-year U.S. Treasuries ended October 2002 at 1.7% and 2.7%, respectively. These yields are 1.5—1.7 percentage points lower than at the end of April 2002, indicating a flight to quality driven by heightened risks in foreign relations combined with a sluggish economic recovery.

Performance of corporate bonds suffered during the past six months as corporations continued to lose faith from investors. Bonds of lower rated telecom, along with other companies, who used debt to finance their rapid growth during the past decade were most negatively impacted. Illustrating the divergence in performance, 1-5 year bonds of AA—AAA rated companies returned 6.3% during the past six months while similar maturity bonds of A—BBB rated companies returned 3.8%. As of the end of October, several companies—that at the beginning of the year were well respected and among the 25 largest issuers of investment grade bonds—are still fighting to retain their investment grade rating and investor confidence. These companies include Qwest Communications, Sprint, El Paso Gas, and Tyco International. In contrast to the six-month period ending April 2002, 0-5 year mortgages under-performed Treasuries returning only 4.8% during the period versus 5.4% for comparable Treasuries. Most of the underperformance in mortgages can be attributed to record low mortgage rates and a booming housing market.

The Fund maintained an over allocation to corporate debt throughout the 6-month period ending October 2002 relative to its benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index1. However, the Fund benefited from a shift from lower quality corporates to more defensive issuers, such as U.S. Treasuries. Unfortunately, the significant negative price movement of the Fund’s holdings in triple BBB corporates and the effect of refinancing on mortgages offset the modest gains achieved. The Fund moved to a neutral maturity structure relative to its benchmark throughout the past six months. The Fund believes the Fed will maintain an accommodative policy while the equity markets stabilize and investors regain their confidence of future economic growth and anticipates maintaining a more neutral stance in order to assess both future economic risks and geopolitical risks.

SouthTrust Bond Fund

For the six-month period ended October 31, 2002, the fixed income markets continued their impressive rally. A litany of woes—geopolitical issues, corporate

(1)	Merrill Lynch 1-5 Year Government Corporate Index is an unmanaged index trading U.S. government securities and domestic investment grade corporate bonds with maturities between 1 and 4.99 years.

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misconduct, corporate bankruptcies, and equity weakness—all contributed to the outperformance of bonds over this period. As a result of this, the market began anticipating another easing by the Fed and indeed on November 5th (admittedly, after our reporting period), the Fed did lower the federal funds target rate by 50 basis points ( 1/2%).

The Fed’s actions coupled with a recent interpretation of the economic statistics have altered our opinions slightly since our last writing. Over the past six-months the economy has followed a discernable pattern of alternating between strength and weakness. We expect this trend to continue with GDP growth averaging between 2-3%. We also believe that the Fed has completed its easing cycle, giving rise to a new set of strategies for the Fund. For instance, strategies that overweight certain mortgage backed securities should perform well.

The fund increased its allocation to corporate bonds as the six-month period ending October 31st progressed, emphasizing higher quality credits. Valuations were simply too attractive and provided a solid benefit to the overall return of the fund. The overweight in mortgages however, detracted from performance as record refinancings reduced the overall return of this asset class. Going forward the Fund favors the attractive yields and high credit quality of the mortgage subsector and continues to advocate an overweight.

For the six-month reporting period ended October 31, 2002, the Bond Fund returned a solid 5.81% to shareholders at NAV. Going forward we would anticipate moderating our duration target between neutral and short depending on the geopolitical situation and upcoming economic developments.2 The Fed’s neutral stance should allow yields to operate within a trading range, which would favor an overweight in spread product—both mortgages and corporates. However, we remain selective regarding our corporate credit exposure. While risk has dissipated, corporate America is still engaged in a healing process, which should persist for some time.

SouthTrust Alabama Tax-Free Income Fund

The six-months ending October 31, 2002 proved to be a robust period for municipal bonds. Concerns over corporate earnings, global unrest, poor performance in the equity market and a weak economy fueled investors’ appetite for municipal bonds. The low interest rate environment has created a favorable opportunity for municipalities to refund outstanding debt, as well as issue new debt at generational low interest rate levels. The resulting supply of new bonds provided investors with ample supply of buying opportunities, while at the same time creating a record high in municipal issuance.

(2)
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

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During this six-month period yields on intermediate term municipals traded in a 1.00% range, before ending lower. The greatest return of 5.29% was realized in the 15-year maturity sector, followed closely by 20- and 10-year maturities at 4.99% and 4.97%, respectively. The SouthTrust Alabama Tax-Free Income Fund performed well during this time period returning 4.82% to shareholders (non-Alabama residents may be subject to state taxes) at NAV as moderate price appreciation supplemented interest income.

The performance of the SouthTrust Alabama Tax-Free Income Fund benefited from strategic shifts increasing exposure to higher yielding and longer maturity securities. These actions have helped support the income stream of the fund. The fund’s focus remains on high quality securities, as lower quality issues do not present an adequate reward for the increased credit and liquidity risks.

SouthTrust Value Fund

The performance of the SouthTrust Value Fund has not met our expectations so far this year. The first half of the year was very weak, with the Fund having good relative performance in the third quarter and a strong October. However, because of the weak first half, performance is still lagging our competitive universes for the year.

What happened? The overriding answer is that we missed a major shift in the market. We expected the typical rotation in leadership we’ve seen in recent years, and it didn’t develop. The market has become very short-term oriented, driven by hedge funds, very active trading and, often, rumors. In contrast to the past, perception has in some cases become reality.

The bond rating services, have been very quick to cut ratings, often cutting in anticipation of deterioration rather than analyzing actual current financials. This in turn has helped drive liquidity crises. Our legal system has also helped push companies to disaster levels. Asbestos worries for companies, that in many cases appear to have little exposure, have put significant pressure on stocks’ prices. The Securities and Exchange Commission also has a record number of investigations going on, with seemingly new ones being announced each week. In hindsight, the SouthTrust Value Fund was too slow to respond.

What adjustments have we made in face of the rapid market changes? We have become far more disciplined. We have firmer sell rules, preferring to get out of the way of problems, versus trying to better understand what, in many cases, on the surface has appeared to be an irrational market response. We have beefed up

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our research staff. But, most importantly, we are not trying to play catch up by increasing our risk levels. We have, in contrast, been actively eliminating problem companies, where we feel circumstances will pressure the stocks from some time to come. Where we have confidence, we are willing to hold and even increase our positions. Controversial stocks, can be very profitable, and historically have played an important role for the SouthTrust Value Fund.

Our performance was surprisingly hurt by our failure to chase safe consumer staple stocks. We found their valuations unattractive, but in the long bear market, their defensive attractions outweighed what appeared to be rich valuations. We remain very optimistic on energy stocks, but to date haven’t experienced the defensive characteristics we expected this year. Possibly, the biggest impact to our performance this year resulted from not recognizing early on the complete dismantling of the energy trading business. We never expected a company like El Paso, with great assets and good liquidity, to be so hurt by energy trading and a shocking Federal Energy Regulatory Commission (“FERC”) ruling (having found the company guilty of nothing twice, only to have the head of FERC request his chief administrative law judge to review the California issue for the third time). We still think value exists, and it is generally agreed by experts that the company has done no wrong, but close analysis of the situation at FERC has led us to sell most of our position.

We continue to believe our disciplined/opportunistic approach has the SouthTrust Value Fund well positioned for 2003. The current environment has destroyed many good stocks along with the bad. A quality company like Home Depot, where we see significant improvement under the new management team, now sells at a discount to the market in face of what we believe will prove to be continuing strength in home improvement spending. Good energy companies also appear to be way undervalued in our view. The market is so concerned about the war premium in oil (and gas) prices that it appears to be missing the significant discounts to asset value the stocks sell at. The natural gas story is especially compelling to us. Anadarko Petroleum, Chevron Texaco, Conoco Phillips, and even recently purchased XTO Energy should represent good stocks if we are right, bull or bear market. We never thought we’d own AOL Time Warner, yet excellent assets that we believe are significantly undervalued in the current market made a strong case. The AOL division, which currently has the market’s preoccupied, is being given little to no value in the price of the stock. We still believe the Eckerd’s Drug Store division is worth more than the price for which J.C. Penney’s stock sells. The new management team has done a terrific job of improving J.C. Penney’s retail operations, while analysts and investors have been slow to recognize the

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positive changes that are obvious to most customers and employees. Even Cendant, which came under significant price pressure, is generating tremendous free cash flow and is well situated for any improvement in consumer travel. We also would be remiss if we didn’t mention that our under weighting and stock selection in technology and our over-weighting and stock selection in finance were significant positive contributors to the fund’s performance. In the finance sector, we remain very optimistic on the property & casualty insurance stocks, even after their good relative performance in 2002.

We’ve been managing money for a long time, and 2002 has only served to make us more focused and much quicker to respond to the ever changing market. We thank those shareholders that have stayed with us during this tough year in the long bear market. After faring very well during the first two years of the bear market, our SouthTrust Value Fund struggled with the market in 2002. We look forward to the opportunity to reward your confidence in 2003.

SouthTrust Growth Fund

For the six month reporting period ended October 31, 2002, the SouthTrust Growth Fund returned (13.52)% at NAV compared to a return of (17.02)% for the Standard & Poor’s 500 Index (S&P 500)3.

Our approach to managing the Fund centers around how we define growth companies. Growth companies produce sales gains at a premium to other companies. We believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. Since our approach focuses primarily on industry leaders, the average weighted market cap of the stocks in the Fund stood at $98 billion at October 31, 2002 or some 20% higher than that of the S&P 500.

The challenging environment with equity prices as measured by the major indices decidedly negative continued to exist, however, the Fund outpaced the S&P 500 by 350 basis points for the six month period ended October 31, 2002. The Fund continues to adhere to its discipline and found opportunity in a number of large cap growth companies that we feel declined to attractive price levels during the period. We increased weightings in names such as Amgen, Medtronic, and Qualcomm while initiating positions in American Express, First Data, and Kohls.

(3)
The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS—41.6%
		U.S. TREASURY BILLS—41.6%
$175,000,000	(1)	1.540%, 1/2/2003	$174,536,507
100,000,000	(1)	1.585%, 1/9/2003	99,718,729
200,000,000	(1)	1.630%, 1/16/2003	199,301,750
50,000,000	(1)	1.665%, 1/23/2003	49,812,097

TOTAL U.S. TREASURY OBLIGATIONS			523,369,083

REPURCHASE AGREEMENTS (2)—58.5%
150,000,000		Repurchase agreement with Bear, Stearns and Co., Inc., dated 10/31/2002 due 11/1/2002 at 1.840%, collateralized by U.S. Treasury Bonds and Notes with maturity 10/31/04, (repurchase proceeds $150,007,667) (cost of $150,000,000)	150,000,000
50,000,000		Repurchase agreement with Dresdner Bank, dated 10/31/2002 due 11/1/2002 at 1.820%, collateralized by U.S. Treasury Bills, Bonds and Notes with maturities to 2016, (repurchase proceeds $50,002,528) (cost of $50,000,000)	50,000,000
186,030,000		Repurchase agreement with Greenwich Capital Markets, Inc., dated 10/31/2002 due 11/1/2002 at 1.870%, collateralized by U.S. Treasury Bonds and Notes with maturities to 2016, (repurchase proceeds $186,039,663) (cost of $186,030,000)	186,030,000
150,000,000		Repurchase agreement with Lehman Brothers, Inc., dated 10/31/2002 due 11/1/2002 at 1.850%, collateralized by U.S. Government National Strips and Strip Principal with maturities to 2026, (repurchase proceeds $150,007,708) (cost of $150,000,000)	150,000,000

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Concluded)

Principal Amount		Value
$ 50,000,000	Repurchase agreement with Morgan Stanley and Co., Inc., dated 10/31/2002 due 11/1/2002 at 1.800%, collateralized by U.S. Treasury Inflationary Index Bonds and Notes with maturities to 2032, (repurchase proceeds $50,002,500) (cost of $50,000,000)	$50,000,000
150,000,000	Repurchase agreement with Warburg Securities, dated 10/31/2002 due 11/1/2002 at 1.870%, collateralized by U.S. Government National Strips and Strip Principal with maturities to 2027, (repurchase proceeds $150,007,792) (cost of $150,000,000)	150,000,000

TOTAL REPURCHASE AGREEMENTS		736,030,000

TOTAL INVESTMENTS (at amortized cost)(3)		$1,259,399,083

(1)	Yield at date of purchase.
(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)	Also represents cost for federal tax purposes.
Note:	The categories of investments are shown as a percentage of net assets ($1,258,232,788) at October 31, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited)

Principal Amount			Value
CORPORATE BONDS—52.7%
		CHEMICALS—1.4%
$1,000,000		Praxair, Inc., Note, 6.15%, 4/15/2003	$1,018,426

		CONSUMER CYCLICAL—3.5%
500,000		Masco Corp., Note, 6.00%, 5/3/2004	522,170
750,000		Sysco Corp., Deb., 4.75%, 7/30/2005	796,659
1,250,000		Target Corp., Note, 5.50%, 4/1/2007	1,336,716

		TOTAL	2,655,545

		CONSUMER NON-DURABLES—5.9%
1,000,000		Diageo Capital PLC, Company Guarantee, 6.625%, 6/24/2004	1,073,062
1,000,000		Kellogg Co., Note, 5.50%, 4/1/2003	1,012,216
900,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	942,339
700,000		McDonald’s Corp., Note, Series MTNG, 3.875%, 8/15/2007	715,165
700,000		PepsiCo, Inc., Sr. Note, 4.50%, 9/15/2004	728,923

		TOTAL	4,471,705

		ENERGY—5.2%
1,000,000		Amoco Co., Company Guarantee, 6.25%, 10/15/2004	1,076,198
1,017,333		ChevronTexaco Corp., Deb., 8.11%, 12/1/2004	1,086,870
700,000		ChevronTexaco Capital Co., Company Guarantee, 3.50%, 9/17/2007	708,897
1,000,000		Conoco, Inc., Note, 5.90%, 4/15/2004	1,051,685

		TOTAL	3,923,650

		FINANCIAL SERVICES—24.8%
500,000	(1)	AIG SunAmerica Global Financial, Sr. Note, 5.85%, 8/1/2008	539,180
750,000		Aristar Inc., Sr. Note, 5.85%, 1/27/2004	779,710
450,000		BellSouth Capital Funding Corp., Deb., 6.04%, 11/15/2026	488,134
800,000		Boeing Capital Corp., Sr. Notes, Series MTN, 6.68%, 12/1/2003	834,010
1,125,000		British Columbia, Province of, Note, 4.625%, 10/3/2006	1,191,836

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Value
$ 750,000	CIT Group Inc., Note, 5.625%, 5/17/2004	$743,890
1,000,000	Countrywide Home Loans, Inc., Note, 5.25%, 5/22/2003	1,018,094
1,000,000	Countrywide Home Loans, Inc., Note, 5.25%, 6/15/2004	1,031,121
700,000	Ford Motor Credit Co., Global Note, 6.875%, 2/1/2006	645,818
500,000	Ford Motor Credit Co., Global Note, 7.50%, 3/15/2005	485,737
1,000,000	General Electric Capital Corp., Note, Series A, 6.80%, 11/1/2005	1,102,811
1,950,000	Household Finance Corp., Note, 7.00%, 8/1/2003	1,902,562
250,000	KeyBank, N.A., Sub. Note, 6.50%, 4/15/2008	273,230
873,000	Lehman Brothers Holdings, Inc., Note, 7.75%, 1/15/2005	961,948
1,000,000	Morgan Stanley, Dean Witter & Co., Sr. Note, 1.93%, 9/19/2003	1,000,336
1,000,000	NationsBank Corp., Sub. Note, 6.875%, 2/15/2005	1,094,479
750,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.25%, 7/15/2004	778,210
1,000,000	SUSA Partnership, L.P., Note, 7.125%, 11/1/2003	1,048,954
1,500,000	USA Education, Floating Rate Note, 2.11%, 6/16/2004	1,506,690
1,000,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	1,130,659
200,000	Wells Fargo Financial, Inc., Sr. Note, 6.125%, 8/1/2003	206,367

	TOTAL	18,763,776

	HEALTH CARE—1.0%
750,000	Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	787,957

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Value
	RETAIL TRADE—1.7%
$ 800,000	Costco Wholesale Corp., Inc., Sr. Note, 7.125%, 6/15/2005	$890,590
400,000	Safeway, Inc., Note, 6.05%, 11/15/2003	414,103

	TOTAL	1,304,693

	TECHNOLOGY—3.9%
1,000,000	International Business Machines Corp., Deb., 6.22%, 8/1/2027	1,069,167
750,000	Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	750,781
1,000,000	United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	1,087,216

	TOTAL	2,907,164

	TELECOMMUNICATIONS—3.9%
200,000	BellSouth Telecommunications, Inc., Note, 6.375%, 6/15/2004	212,713
1,000,000	Citizens Communications Co., Note, 8.50%, 5/15/2006	1,010,910
500,000	Sprint Capital Corp., Note, 6.00%, 1/15/2007	403,871
1,250,000	Verizon Global Funding, Note, 6.75%, 12/1/2005	1,338,954

	TOTAL	2,966,448

	UTILITIES—1.4%
1,000,000	Alabama Power Co., Sr. Note, 5.49%, 11/1/2005	1,070,164

TOTAL CORPORATE BONDS (identified cost $38,589,359)		39,869,528

GOVERNMENT AGENCIES—17.6%
	FEDERAL HOME LOAN MORTGAGE CORPORATION—3.7%
1,094,742	5.50%, 2/1/2009	1,147,155
605,276	5.50%, 1/1/2014	630,875
497,461	6.50%, 1/15/2006	518,208
10,256	7.00%, 8/1/2003	10,335
468,827	7.50%, 2/1/2023	500,205

	TOTAL	2,806,778

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION—11.2%
$1,750,000	5.50%, 5/2/2006	$1,916,049
1,500,000	6.00%, 12/15/2005	1,658,859
1,092,903	6.00%, 8/1/2009	1,152,171
1,203,115	6.00%, 11/1/2014	1,262,338
653,562	6.50%, 8/1/2013	688,000
44,997	6.85%, 6/25/2021	45,007
1,659,134	7.00%, 10/1/2007	1,758,079

	TOTAL	8,480,503

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—2.7%
588,699	7.00%, 9/15/2008	629,849
824,799	7.00%, 2/15/2009	882,068
461,506	7.50%, 12/15/2022	494,472

	TOTAL	2,006,389

TOTAL GOVERNMENT AGENCIES (identified cost $12,769,785)		13,293,670

U.S. TREASURY OBLIGATIONS—26.2%
	U.S. TREASURY NOTES—26.2%
1,000,000	2.25%, 7/31/2004	1,011,253
7,850,000	4.375%, 5/15/2007	8,417,555
6,650,000	4.625%, 5/15/2006	7,166,419
3,000,000	5.875%, 11/15/2004	3,251,055

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $19,145,360)		19,846,282

SHORT-TERM BOND—1.6%
1,200,000	Arizona Educational Loan Marketing Corp., Revenue Bond, Series E-2, Weekly VRDNs, 12/1/2037 (identified cost $1,200,000)	1,200,000

MUTUAL FUNDS—0.3%
264,178	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	264,178

TOTAL INVESTMENTS (identified cost $71,968,682(2)		$74,473,658

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Concluded)

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. This security has been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At October 31, 2002, this security amounted to $539,180 which represents 0.7% of net assets.

(2)
The cost of investments for generally accepted accounting principles (“GAAP”) is $71,968,682. Cost for federal tax purposes is $72,206,677. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $2,266,981 which is comprised of $2,621,539 appreciation and $354,558 depreciation at October 31, 2002.

Note:	The categories of investments are shown as a percentage of net assets ($75,656,829) at October 31, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited)

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS—1.3%
$1,000,000	GE Capital Mortgage Services, Inc. Series 1999-6, Class 1A2, 6.35%, 5/25/2029	$1,032,905
770,000	Washington Mutual, Inc., Class A5, 5.58%, 4/25/2032	774,695

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $1,806,208)		1,807,600

CORPORATE BONDS—48.7%
	AUTOMOBILES—0.4%
800,000	Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029	536,230

	BANKING—5.2%
2,000,000	BB&T Corp., Sub. Note, 7.25%, 6/15/2007	2,314,658
2,000,000	Bank One Corp., Note, 6.00%, 8/1/2008	2,196,526
2,500,000	Bank of New York Co., Inc., Sub. Note, 8.50%, 12/15/2004	2,819,197

	TOTAL	7,330,381

	COMMERCIAL SERVICES—1.5%
2,000,000	Equifax, Inc., Sr. Note, 6.50%, 6/15/2003	2,046,268

	COMMUNICATIONS—3.0%
1,000,000	Citizens Communications Co., Note, 8.50%, 5/15/2006	1,010,910
3,000,000	Verizon Global Funding Corp., Note, 6.75%, 12/1/2005	3,213,489

	TOTAL	4,224,399

	CONSUMER CYCLICAL—3.4%
1,000,000	Masco Corp., Unsecd. Note, 6.00%, 5/3/2004	1,044,341
2,000,000	Sysco Corp., Note, 4.75%, 7/30/2005	2,124,424
1,500,000	Target Corp., Unsecd. Note, 5.375%, 6/15/2009	1,592,910

	TOTAL	4,761,675

	CONSUMER DURABLES—0.8%
1,000,000	Fortune Brands, Inc., Deb., 7.875%, 1/15/2023	1,168,891

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount			Value
		CONSUMER NON-DURABLES—0.5%
$ 750,000		Gillette Co., (The), Note, 3.50%, 10/15/2007	$744,495

		CONSUMER STAPLES—3.6%
1,000,000		Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012	1,098,964
1,000,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	1,047,043
1,250,000		PepsiCo, Inc., Note, 4.50%, 9/15/2004	1,301,649
1,500,000		Sara Lee Corp., Note, 6.25%, 9/15/2011	1,664,256

		TOTAL	5,111,912

		FINANCE—18.3%
1,500,000	(1)	AIG SunAmerica Global Financial, Sr. Note, 5.85%, 8/1/2008	1,617,538
2,000,000		CIT Group Inc., Note, 5.625%, 5/17/2004	1,983,706
4,800,000		Citigroup, Inc., Sub. Unsecd Note, 5.75%, 5/10/2006	5,145,994
1,000,000		Citigroup, Inc., Sub. Unsecd Note, 6.625%, 6/15/2032	1,022,220
2,240,000		Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009	2,383,804
2,000,000		Ford Motor Credit Co., Note, 6.875%, 2/1/2006	1,845,194
500,000		Ford Motor Credit Co., Note, 7.50%, 3/15/2005	485,737
2,000,000		General Electric Capital Corp., Note, Series MTN, 6.80%, 11/1/2005	2,205,622
1,250,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	1,313,465
980,000		General Motors Acceptance Corp., Note, Series MTN, 5.25%, 5/16/2005	958,969
1,000,000		Goldman Sachs Group, Inc., Sr. Note, 6.60%, 1/15/2012	1,088,742
1,500,000		Household Finance Corp., Note, 6.75%, 5/15/2011	1,327,947
1,300,000		Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	1,504,156
2,000,000		Morgan Stanley Dean Witter & Co., Unsub., 6.75%, 4/15/2011	2,185,528

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Value
$ 850,000	Wells Fargo & Co., Sub. Note, 4.80%, 7/29/2005	$893,936

	TOTAL	25,962,558

	OIL & GAS—2.2%
1,000,000	Apache Corp., Note, 6.25%, 4/15/2012	1,114,266
1,300,000	Marathon Oil Corp., Company Guarantee, 6.00%, 7/1/2012	1,378,550
600,000	Murphy Oil Corp., Note, 7.05%, 5/1/2029	639,455

	TOTAL	3,132,271

	PHARMACEUTICALS—2.2%
1,000,000	Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	1,050,610
2,000,000	Merck & Co., Inc., Note, Series MTN, 4.125%, 1/18/2005	2,084,126

	TOTAL	3,134,736

	RETAIL TRADE—2.1%
815,000	Lowe’s Cos., Inc., Deb., 6.50%, 3/15/2029	836,279
2,000,000	Safeway, Inc., Deb., 7.25%, 2/1/2031	2,193,958

	TOTAL	3,030,237

	TECHNOLOGY—1.8%
1,000,000	Computer Sciences Corp., Sr. Note, 7.375%, 6/15/2011	1,061,308
1,500,000	Sun Microsystems, Inc., Sr. Unsecd. Note, 7.35%, 8/15/2004	1,501,561

	TOTAL	2,562,869

	UTILITIES—3.7%
2,000,000	Dominion Resources, Inc., Sr. Sub Note, 7.625%, 7/15/2005	2,161,900
500,000	PSE&G Power LLC, Note, 6.95%, 6/1/2012	435,868
2,000,000	Progress Energy, Inc., Sr. Note, 5.85%, 10/30/2008	1,971,280

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Value
$ 800,000	Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007	$646,194

	TOTAL	5,215,242

TOTAL CORPORATE BONDS (identified cost $65,502,102)		68,962,164

GOVERNMENT AGENCIES—26.5%
	FEDERAL HOME LOAN BANK—5.0%
4,500,000	4.875%, 4/16/2004	4,706,509
2,000,000	7.03%, 7/14/2009	2,370,404

	TOTAL	7,076,913

	FEDERAL HOME LOAN MORTGAGE CORPORATION—10.6%
2,500,000	5.125%, 7/15/2012	2,618,023
1,837,106	5.50%, 5/15/2009	1,912,933
1,000,000	6.25%, 3/5/2012	1,091,344
1,728,720	6.50%, 12/1/2031	1,794,189
4,500,000	7.00%, 7/15/2005	5,058,189
2,173,594	7.00%, 12/1/2031	2,270,277
249,553	9.50%, 2/15/2020	258,562

	TOTAL	15,003,517

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—7.9%
2,500,000	5.625%, 5/14/2004	2,649,120
2,409,570	6.00%, 12/1/2008	2,504,795
1,643,133	6.00%, 12/1/2012	1,726,146
3,102,037	6.50%, 4/1/2031	3,216,908
1,000,000	6.625%, 11/15/2030	1,137,123

	TOTAL	11,234,092

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—3.0%
824,799	7.00%, 2/15/2009	882,068
2,768,879	7.00%, 11/15/2029	2,911,592

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount			Value
$ 406,956		8.00%, 2/15/2030	$436,154

		TOTAL	4,229,814

TOTAL GOVERNMENT AGENCIES (identified cost $35,640,113)			37,544,336

REAL ESTATE INVESTMENT TRUST—0.8%
1,000,000		EOP Operating LP, Sr. Note, 7.00%, 7/15/2011 (identified cost $990,200)	1,067,106

SOVEREIGN BONDS—4.2%
1,000,000		British Columbia, Province of, Note, 4.625%, 10/3/2006	1,059,410
4,000,000		Quebec, Province of, Note, 7.50%, 9/15/2029	4,929,104

TOTAL SOVEREIGN BONDS (identified cost $5,359,880)			5,988,514

U.S. TREASURY OBLIGATIONS—15.9%
		U.S. TREASURY BONDS—12.3%
1,475,000		5.375%, 2/15/2031	1,557,336
4,000,000	(2)	7.50%, 11/15/2016	5,157,816
2,000,000	(2)	7.875%, 2/15/2021	2,691,250
3,650,000	(2)	8.00%, 11/15/2021	4,986,243
2,260,000	(2)	8.125%, 8/15/2019	3,091,434

		TOTAL	17,484,079

		U.S. TREASURY NOTES—3.6%
300,000		4.375%, 5/15/2007	321,690
800,000		4.875%, 2/15/2012	862,855
2,500,000	(2)	5.50%, 5/15/2009	2,819,263
1,000,000	(2)	7.25%, 5/15/2004	1,087,163

		TOTAL	5,090,971

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $20,898,011)			22,575,050

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Concluded)

Principal Amount		Value
MUTUAL FUND—1.0%
$1,405,239	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$1,405,239

TOTAL INVESTMENTS (identified cost $131,601,753)(3)		$139,350,009

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. This security has been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At October 31, 2002, this security amounted to $1,617,538 which represents 1.1% of net assets.

(2)	Certain principal amounts on loan to broker.
(3)
The cost of investments for GAAP is $131,601,753. Cost for federal tax purposes is $131,718,450. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $7,631,559 which is comprised of $8,386,751 appreciation and $755,192 depreciation at October 31, 2002.

Note:	The categories of investments are shown as a percentage of net assets ($141,591,346) at October 31, 2002.

The following acronym is used throughout this portfolio:
MTN—Medium Term Note

See Notes which are an integral part of the Financial Statements

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited)

Principal Amount		Credit Rating(1)	Value
Long-Term Municipals—97.6%
	Alabama—96.6%
$1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2007	AAA	$1,131,466
475,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bonds, 4.60% (AMBAC INS), 8/15/2009	AAA	505,376
960,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bonds, 4.70% (AMBAC INS), 8/15/2011	AAA	1,010,333
875,000	Alabama Drinking Water Finance Authority, Series A, 5.125% (AMBAC INS)/(Original Issue Yield: 5.22%), 8/15/2016	AAA	924,884
1,230,000	Alabama Drinking Water Finance Authority, Revenue Bonds, Series A, 4.65% (AMBAC INS)/(Original Issue Yield: 4.75%), 8/15/2011	AAA	1,317,785
500,000	Alabama Incentives Financing Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	558,710
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bonds, 4.90% (FGIC INS), 7/1/2005	AAA	535,295
500,000	Alabama Public Health Care Facilities Finance Authority, 6.00% (MBIA INS) 10/1/2025	AAA	549,725

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 390,000	Alabama Public Health Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00% (MBIA INS)/(Original Issue Yield: 5.999%), 10/1/2018	AAA	$427,327
1,000,000	Alabama Special Care Facilities Finance Authority, Series A, 5.00% (Charity Obligated Group), 11/1/2019	AAA	1,070,020
500,000	Alabama State Board Education, Revenue Bonds, 5.00% (Shelton State Community College)/(MBIA INS), 10/1/2006	AAA	546,225
1,000,000	Alabama State Parks System, GO UT, Series A, 5.00% (Original Issue Yield: 4.49%), 6/1/2012	AA	1,083,770
1,165,000	Alabama State Public School & College Authority, Revenue Bonds, Series A, 5.00%, 2/1/2012	AA	1,267,334
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.75%, 7/1/2017	AA	1,111,600
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.00% (FSA INS), 5/1/2012	AAA	1,090,650
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.85%), 11/1/2006	Aa3	1,077,600
600,000	Alabama State, GO UT, Series C, 5.50% (Parks Systems Improvement Corp.), 6/1/2010	AA	681,912
1,410,000	Alabama State, Series C, 5.25% (Parks Systems Improvement Corp.), 6/1/2009	AA	1,578,284

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 300,000	Alabama Water PCA, Series A, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2010	AAA	$316,728
700,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.60%), 8/15/2015	AAA	727,216
1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 5.15%), 8/15/2008	AAA	1,127,590
1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2005	AAA	1,069,710
500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (AMBAC INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	538,710
1,110,000	Auburn University, AL, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 4.45%), 6/1/2010	AAA	1,198,067
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	AA-	536,900
750,000	Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, 5.875% (Connie Lee LOC)/(Original Issue Yield: 6.00%), 8/15/2015	AAA	819,983
465,000	Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA INS)/(Original Issue Yield: 4.42%), 1/1/2017	AAA	499,656
500,000	East Central, AL, IDA Refunding Revenue Bonds, 5.35% (AMBAC INS)/(Original Issue Yield: 5.414%), 9/1/2014	AAA	536,065

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (AMBAC INS)/(Original Issue Yield: 5.02%), 12/1/2016	NR	$1,062,640
1,615,000	Homewood, AL, GO UT, Warrants, 5.00% (Original Issue Yield: 4.66%), 9/1/2016	AA-	1,698,092
1,000,000	Hoover, AL, Board of Education, 5.00% TAW (MBIA INS), 2/15/2015	AAA	1,062,130
750,000	Huntsville, AL, Health Care Authority, Revenue Refunding Bonds, Series A, 5.00% (MBIA INS)/(Original Issue Yield: 5.05%), 6/1/2009	AAA	810,263
1,000,000	Huntsville, AL, Water Systems, Revenue Refunding Warrants, 4.625%, 11/1/2006	AA	1,083,360
1,000,000	Huntsville, AL, Warrants, Series A, 5.00% (Original Issue Yield: 5.20%), 2/1/2007	AA	1,061,590
1,000,000	Huntsville, AL, Warrants, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009	AA	1,114,620
340,000	Huntsville, AL, GO LT Warrants, Series C, 5.875% (Original Issue Yield: 6.35%), 11/1/2015	AA	346,800
1,105,000	Huntsville, AL, GO UT, Warrants, Series D, 5.00% (Original Issue Yield: 4.23%), 11/1/2006	AA	1,214,749
1,000,000	Jefferson County, AL, GO UT, Warrants, 5.20% (FSA INS)/(Original Issue Yield: 5.30%), 2/15/2012	AAA	1,096,680
500,000	Jefferson County, AL, GO Unlimited Warrants, 5.25% (Original Issue Yield: 5.45%), 4/1/2008	AA-	516,290

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 750,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, Series D, 5.75% (Original Issue Yield: 5.83%), 2/1/2027	AAA	$849,960
500,000	Lauderdale County & Florence, AL Health Care Authority, Series A, 6.00% (MBIA INS)/(Original Issue Yield: 5.20%), 7/1/2013	AAA	572,025
500,000	Madison County, AL, Board of Education, Refunding TAW, 5.20% (FSA INS), 3/1/2015	AAA	533,265
500,000	Madison County, AL, Board of Education, Refunding TAW, Series B, 4.625% (FSA INS)/(Original Issue Yield: 4.65%), 3/1/2011	AAA	516,140
1,185,000	Madison, AL, GO Unlimited Warrants, 6.00% (MBIA INS)/(Original Issue Yield: 6.10%), 4/1/2023	AAA	1,302,362
500,000	McIntosh, AL IDB, Series B, 4.65% (CIBA Specialty Chemicals Holding, Inc.)/(Original Issue Yield: 4.65%), 6/1/2008	A	521,150
1,000,000	Mobile County, AL Board of School Commissioners, Warrants, Series B, 5.00% (AMBAC INS), 3/1/2006	AAA	1,084,390
700,000	Mobile, AL Water & Sewer Commissioners, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 4.63%), 1/1/2015	AAA	753,697
600,000	Mobile, AL Water & Sewer Commissioners, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 4.74%), 1/1/2016	AAA	640,386
1,000,000	Mobile, AL Water & Sewer Commissioners, Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 3.98%), 1/1/2009	AAA	1,089,310

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 350,000	Mobile, AL, GO Unlimited Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.67%), 2/15/2014	AAA	$385,465
1,000,000	Montgomery County, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/(AMBAC INS)/(Original Issue Yield: 5.30%), 5/1/2013	AAA	1,082,460
1,000,000	Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA INS)/(Original Issue Yield: 3.74%), 10/1/2010	AAA	1,099,640
1,250,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (AMBAC INS), 2/1/2009	AAA	1,345,537
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS), 6/1/2008	AAA	545,035
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	539,195
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2008	AAA	536,775
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014	AAA	509,165

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.40% (MBIA INS)/(Original Issue Yield: 5.55%), 9/1/2013	AAA	$1,091,250
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.55%, (Original Issue Yield: 5.70%), 1/1/2015	AA-	1,098,510
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.75%, (Original Issue Yield: 5.90%), 1/1/2019	AA-	1,104,270
1,125,000	Vestavia Hills, AL, GO UT, Series B, 5.00% (Original Issue Yield: 4.02%), 2/1/2013		1,227,847
500,000	Wilsonville, AL, IDB, Alabama Power Company (Gaston Plant), Series C, 5.50% (MBIA INS)/(Original Issue Yield: 5.499%), 1/1/2024	AAA	500,175

	Total		53,834,144

	PUERTO RICO—1.0%
500,000	Puerto Rico, Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	554,115

TOTAL LONG-TERM MUNICIPALS (identified cost $51,725,485)			54,388,259

Mutual Fund—1.0%
569,023	Federated Alabama Municipal Cash Trust Fund (at net asset value)		569,023

TOTAL INVESTMENTS (identified cost $52,294,508)(2)			$54,957,282

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Concluded)

(1)	Please refer to the “Investment Ratings” in the Statement of Additional Information for an explanation of the credit ratings. Investment Ratings are unaudited.
(2)
The cost of investments for GAAP is $52,294,508. Cost for federal tax purposes is $52,286,733. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $2,670,549 which is comprised of $2,700,431 appreciation and $29,882 depreciation at October 31, 2002.

Note:	The categories of investments are shown as a percentage of net assets ($55,751,188) at October 31, 2002.
The following acronyms are used throughout this portfolio:
AMBAC—American Municipal Bond Assurance Corporation
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
IDA—Industrial Development Authority
IDB—Industrial Development Bond
INS—Insured
LOC—Letter of Credit
LT—Limited Tax
MBIA—Municipal Bond Investors Assurance
PCA—Pollution Control Authority
TAW—Tax Anticipation Warrant
UT—Unlimited Tax

See Notes which are an integral part of the Financial Statements

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited)

Shares			Value
COMMON STOCKS—97.6%
		CONSUMER DISCRETIONARY—11.9%
300,000	(1)	AOL Time Warner, Inc.	$4,425,000
103,580	(1)	CarMax, Inc.	1,697,676
330,000		Circuit City Stores, Inc.	3,270,300
125,000		Home Depot, Inc.	3,610,000
125,000		Interpublic Group Cos., Inc.	1,496,250
130,000	(1)	Jones Apparel Group, Inc.	4,503,200
315,000		Penney (J.C.) Co., Inc.	6,000,750
150,000	(1)	Yum! Brands, Inc.	3,379,500

		TOTAL	28,382,676

		CONSUMER STAPLES—2.3%
200,000		CVS Corp.	5,546,000

		ENERGY—10.6%
85,000		Anadarko Petroleum Corp.	3,785,900
75,000		Chevron Texaco Corp.	5,072,250
107,571		Conoco Phillips	5,217,194
100,000		Halliburton Co.	1,618,000
200,000		Marathon Oil Corp.	4,180,000
140,000	(1)	Transocean, Inc.	3,077,200
100,000		XTO Energy, Inc.	2,405,000

		TOTAL	25,355,544

		FINANCE—22.8%
185,000		Ace, Ltd.	5,688,750
100,000		Ambac Financial Group, Inc.	6,180,000
100,000		Freddie Mac	6,158,000
250,000		FleetBoston Financial Corp.	5,847,500
140,000		Household International, Inc.	3,326,400
185,000		J.P. Morgan Chase & Co.	3,838,750
160,000		John Hancock Financial Services, Inc.	4,688,000
130,000		PartnerRe Ltd.	6,890,000
265,000		U.S. Bancorp	5,588,850
80,000		XL Capital Ltd., Class A	6,092,000

		TOTAL	54,298,250

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Continued)

Shares			Value
		HEALTH CARE—14.9%
150,000		Abbott Laboratories	$6,280,500
210,000	(1)	AdvancePCS	5,271,000
100,000		Johnson & Johnson	5,875,000
200,000		Pfizer, Inc.	6,354,000
190,000		Pharmacia Corp.	8,170,000
75,000		Universal Health Services, Inc., Class B	3,636,000

		TOTAL	35,586,500

		INDUSTRIALS—12.9%
400,000	(1)	Cendant Corp.	4,600,000
110,000		First Data Corp.	3,843,400
200,062		Honeywell International, Inc.	4,789,484
250,000		Masco Corp.	5,140,000
380,000		Tyco International Ltd.	5,494,800
110,000		United Technologies Corp.	6,783,700

		TOTAL	30,651,384

		INFORMATION TECHNOLOGY—13.1%
7,545	(1)	Agere Systems, Inc., Class A	6,564
1,685,194	(1)	Agere Systems, Inc., Class B	1,567,230
400,000	(1)	Cisco Systems, Inc.	4,472,000
200,000		Harris Corp.	5,276,000
65,000		International Business Machines Corp.	5,131,100
200,000	(1)	SunGuard Data Systems, Inc.	4,434,000
160,000	(1)	Symantec Corp.	6,400,000
450,000	(1)	Unisys Corp.	3,928,500

		TOTAL	31,215,394

		TELECOMMUNICATIONS—7.4%
300,000		AT&T Corp.	3,912,000
90,000		ALLTEL Corp.	4,473,900
55,000		Telephone and Data System, Inc.	2,799,500
168,360		Verizon Communications	6,357,274

		TOTAL	17,542,674

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Concluded)

Shares		Value
	UTILITIES—1.7%
173,800	El Paso Corp.	$1,346,950
400,000	Williams Cos., Inc. (The)	752,000
175,000	Xcel Energy, Inc.	1,820,000

	TOTAL	3,918,950

TOTAL COMMON STOCKS (identified cost $236,330,722)		232,497,372

MUTUAL FUND—1.3%
3,160,016	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	3,160,016

TOTAL INVESTMENTS (identified cost $239,490,738)(2)		$235,657,388

(1)	Non-income producing security.
(2)
The cost of investments for federal tax purposes amounts to $239,490,738. The net unrealized depreciation of investments on a federal tax basis amounts to $3,833,350 which is comprised of $33,727,075 appreciation and $37,560,425 depreciation at October 31, 2002.

Note:	The categories of investments are shown as a percentage of net assets ($238,302,744) at October 31, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited)

Shares			Value
COMMON STOCKS—99.6%
		CONSUMER DISCRETIONARY—16.4%
75,000	(1)	AOL Time Warner, Inc.	$1,106,250
48,700	(1)	Best Buy Co., Inc.	1,003,707
41,500		Costco Wholesale Corp.	1,408,095
42,500		Disney (Walt) Co.	709,750
76,300		Home Depot, Inc.	2,203,544
10,000	(1)	Kohl’s Corp.	584,500
30,000		Target Corp.	903,600
47,500		Wal-Mart Stores, Inc.	2,543,625

		TOTAL	10,463,071

		CONSUMER STAPLES—8.9%
7,500		Coca-Cola Co.	348,600
25,000		Colgate-Palmolive Co.	1,374,500
25,000		PepsiCo, Inc.	1,102,500
24,500		Sysco Corp.	776,160
61,500		Walgreen Co.	2,075,625

		TOTAL	5,677,385

		ENERGY—2.3%
36,000		Schlumberger Ltd.	1,443,960

		FINANCE—17.4%
32,500		Aflac, Inc.	989,300
40,900		American Express Co.	1,487,533
35,000		American International Group, Inc.	2,189,250
26,000		Bank of New York Co., Inc.	676,000
16,000		Chubb Corp.	902,560
60,000		Citigroup, Inc.	2,217,000
16,000		Federal Home Loan Mortgage Corp.	985,280
24,500		Federal National Mortgage Association	1,638,070

		TOTAL	11,084,993

		HEALTH CARE—18.6%
50,000	(1)	Amgen, Inc.	2,328,000
37,000		Johnson & Johnson	2,173,750
25,000		Lilly (Eli) & Co.	1,387,500
62,500		Medtronic, Inc.	2,800,000
98,500		Pfizer, Inc.	3,129,345

		TOTAL	11,818,595

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Unaudited) (Concluded)

Shares			Value
		INDUSTRIALS—11.3%
11,500		3M Co.	$1,459,810
29,200		First Data Corp.	1,020,248
92,500		General Electric Co.	2,335,625
90,000		Southwest Airlines Co.	1,314,000
75,000		Tyco International Ltd.	1,084,500

		TOTAL	7,214,183

		INFORMATION TECHNOLOGY—19.6%
75,000	(1)	Cisco Systems, Inc.	838,500
67,500	(1)	Dell Computer Corp.	1,931,175
72,500		Intel Corp.	1,254,250
20,500		International Business Machines Corp.	1,618,270
62,500	(1)	Microsoft Corp.	3,341,875
80,000		Nokia Oyj, ADR	1,329,600
47,500	(1)	QUALCOMM, Inc.	1,639,700
32,500		Texas Instruments, Inc.	515,450

		TOTAL	12,468,820

		TELECOM SERVICES—5.1%
41,500		Alltel Corp.	2,062,965
31,750		Verizon Communications	1,198,880

		TOTAL	3,261,845

TOTAL COMMON STOCKS (identified cost $63,358,503)			63,432,852

MUTUAL FUND—0.3%
188,203		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	188,203

TOTAL INVESTMENTS (identified cost $63,546,706)(2)			$63,621,055

(1)	Non-income producing security.
(2)
The cost of investments for federal tax purposes amounts to $63,546,706. The net unrealized appreciation of investments on a federal tax basis amounts to $74,349 which is comprised of $11,317,538 appreciation and $11,243,189 depreciation at October 31, 2002.

Note:	The categories of investments are shown as a percentage of net assets ($63,679,117) at October 31, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)

	U.S. Treasury Money Market Fund	Income Fund		Bond Fund
Assets:
Investments in repurchase agreements	$736,030,000	$—		$—
Investments in securities	523,369,083	74,473,658		139,350,009

Total investments in securities, at value	1,259,399,083	74,473,658		139,350,009
Short-term investments held as collateral for securities lending	—	—		17,408,000
Cash	547	—		—
Receivable for shares sold	—	9,655		48,256
Income receivable	63,770	1,163,468		2,189,529
Deferred compensation	28,282	1,888		3,730
Prepaid Expenses	—	19,665		19,689

Total assets	1,259,491,682	75,668,334		159,019,213

Liabilities:
Payable on collateral to broker	—	—		17,408,000
Income distribution payable	1,173,844	—		—
Accrued expenses	56,768	9,617		16,137
Payable for deferred compensation	28,282	1,888		3,730

Total liabilities	1,258,894	11,505		17,427,867

Net Assets Consist of:
Paid in capital	1,258,232,788	76,812,243		139,387,943
Net unrealized appreciation of investments	—	2,504,976		7,748,256
Accumulated net realized loss on investments	—	(3,521,897)		(5,526,603)
Distributions in excess of net investment income	—	(138,493)		(18,250)

Total Net Assets	$1,258,232,788	75,656,829		$141,591,346

Shares Outstanding	1,258,232,788	7,725,376		13,783,771

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$1.00	$9.79		$10.27

Offering Price Per Share(1)	$—	$10.15	(2)	$10.64	(2)

Redemption Proceeds Per Share(1)	$—	$9.69	(3)	$10.17	(3)

Investments, at identified cost	—	$71,968,682		$131,601,753

Investments, at tax cost	—	$72,206,677		$131,718,450

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited) (Concluded)

	Alabama Tax-Free Income Fund		Value Fund		Growth Fund
Assets:
Total investments in securities, at value	$54,957,282		$235,657,388		$63,621,055
Cash	—		—		177
Receivable for investments sold	—		2,372,943		—
Receivable for shares sold	14,620		146		119
Income receivable	768,436		278,956		40,560
Deferred compensation	1,532		9,297		2,458
Prepaid Expenses	22,210		—		22,270

Total assets	55,764,080		238,318,730		63,686,639

Liabilities:
Payable for shares redeemed	—		4,833		—
Accrued expenses	11,360		1,856		5,064
Payable for deferred compensation	1,532		9,297		2,458

Total liabilities	12,892		15,986		7,522

Net Assets Consist of:
Paid in capital	52,016,670		248,449,667		69,867,531
Net unrealized appreciation (depreciation) of investments	2,662,774		(3,833,350)		74,349
Accumulated net realized gain (loss) on investments	998,571		(6,490,681)		(6,237,077)
Undistributed net investment income (Accumulated net investment loss)	73,173		177,108		(25,686)

Total Net Assets	$55,751,188		$238,302,744		$63,679,117

Shares Outstanding	5,144,640		20,102,752		10,698,529

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$10.84		$11.85		$5.95

Offering Price Per Share(1)	$11.23	(2)	$12.41	(3)	$6.23	(3)

Redemption Proceeds Per Share(1)	$10.73	(4)	$11.73	(4)	$5.89	(4)

Investments, at identified cost	$52,294,508		$239,490,738		$63,546,706

Investments, at tax cost	$52,286,733		$239,490,738		$63,546,706

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended October 31, 2002 (Unaudited)

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Interest	$10,786,402	$1,854,020	$4,130,635 (1)

Expenses:
Investment adviser fee	3,060,548	229,490	432,106
Administrative personnel and services fee	585,264	36,581	68,871
Custodian fees	43,208	3,825	7,202
Transfer and dividend disbursing agent fees and expenses	15,598	15,946	15,303
Directors’/Trustees’ fees	16,778	1,071	2,448
Auditing fees	7,028	7,826	8,316
Legal fees	7,914	4,212	3,742
Portfolio accounting fees	185,771	14,609	24,197
Shareholder services fee	1,530,274	95,621	180,044
Share registration costs	8,231	8,135	10,760
Printing and postage	4,278	6,120	7,093
Insurance premiums	1,224	1,147	1,404
Miscellaneous	19,118	3,290	5,867

Total expenses	5,485,234	427,873	767,353

Waivers—
Waiver of investment adviser fee	(856,953)	(99,446)	—
Waiver of shareholder services fee	(1,224,219)	(76,497)	(144,035)

Total waivers	(2,081,172)	(175,943)	(144,035)

Net expenses	3,404,062	251,930	623,318

Net investment income	7,382,340	1,602,090	3,507,317

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	—	(302,364)	(1,174,900)
Change in unrealized appreciation of investments	—	1,827,291	5,805,772

Net realized and unrealized gain on investments	—	1,524,927	4,630,872

Change in net assets resulting from operations	$7,382,340	$3,127,017	$8,138,189

(1)	Includes income on securities loaned of $7,650.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended October 31, 2002 (Unaudited) (Concluded)

	Alabama Tax-Free Income Fund	Value Fund	Growth Fund
Investment Income:
Dividends	$—	$2,298,215	$351,480
Interest	1,229,110	60,895	3,411

Total income	1,229,110	2,359,110	354,891

Expenses:
Investment adviser fee	170,713	1,004,811	244,092
Administrative personnel and services fee	27,211	128,023	31,111
Custodian fees	2,845	13,397	3,255
Transfer and dividend disbursing agent fees and expenses	14,396	17,036	18,944
Directors’/Trustees’ fees	1,081	4,419	1,325
Auditing fees	7,063	6,636	6,418
Legal fees	3,006	974	3,648
Portfolio accounting fees	12,604	40,789	11,074
Shareholder services fee	71,130	334,937	81,364
Share registration costs	7,571	7,721	7,235
Printing and postage	4,592	14,234	19,119
Insurance premiums	1,081	1,717	1,036
Miscellaneous	2,580	6,258	4,852

Total expenses	325,873	1,580,952	433,473

Waivers—
Waiver of investment adviser fee	(99,582)	—	—
Waiver of shareholder services fee	(56,904)	(267,950)	(55,328)

Total waivers	(156,486)	(267,950)	(55,328)

Net expenses	169,387	1,313,002	378,145

Net investment income (loss)	1,059,723	1,046,108	(23,254)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	359,642	(7,714,240)	(2,645,185)
Change in unrealized appreciation of investments	1,219,103	(64,878,083)	(7,264,490)

Net realized and unrealized gain (loss) on investments	1,578,745	(72,592,323)	(9,909,675)

Change in net assets resulting from operations	$2,638,468	$(71,546,215)	$(9,932,929)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund		Income Fund
	Six Months Ended (unaudited) October 31, 2002	Year Ended April 30, 2002	Six Months Ended (unaudited) October 31, 2002	Year Ended April 30, 2002
Increase (Decrease) in Net Assets
Operations—
Net investment income	$7,382,340	$27,926,295	$1,602,090	$3,482,849
Net realized loss on investments	—	—	(302,364)	(228,883)
Net change in unrealized appreciation of investments	—	—	1,827,291	(315,530)

Change in net assets resulting from operations	7,382,340	27,926,295	3,127,017	2,938,436

Distributions to Shareholders—
Distributions from net investment income	(7,382,340)	(27,926,295)	(1,745,258)	(3,742,177)

Share Transactions—
Proceeds from sale of shares	1,394,213,450	2,770,209,912	10,392,577	21,385,277
Net asset value of shares issued to shareholders in payment of distributions declared	2,408,706	11,890,811	318,644	692,231
Cost of shares redeemed	(1,376,314,892)	(2,685,661,908)	(9,299,062)	(18,138,920)

Change in net assets resulting from share transactions	20,307,264	96,438,815	1,412,159	3,938,588

Change in net assets	20,307,264	96,438,815	2,793,918	3,134,847
Net Assets:
Beginning of period	1,237,925,524	1,141,486,709	72,862,911	69,728,064

End of period	$1,258,232,788	$1,237,925,524	$75,656,829	$72,862,911

Undistributed net investment income (Distributions in excess of net investment income) included in net assets at end of period	$—	$—	$(138,493)	$4,675

Net realized gain (loss) as computed for federal tax purposes	$—	$—	$(439,449)	$433,396

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES OF NET ASSETS
(Continued)

	Bond Fund		Alabama Tax-Free Income Fund
	Six Months Ended (unaudited) October 31, 2002	Year Ended April 30, 2002	Six Months Ended (unaudited) October 31, 2002	Year Ended April 30, 2002
Increase (Decrease) in Net Assets
Operations—
Net investment income	$3,507,317	$7,362,250	$1,059,723	$2,182,497
Net realized gain (loss) on investments	(1,174,900)	(946,922)	359,642	929,534
Net change in unrealized appreciation of investments	5,805,772	(762,362)	1,219,103	243,808

Change in net assets resulting from operations	8,138,189	5,652,966	2,638,468	3,355,839

Distributions to Shareholders—
Distributions from net investment income	(3,680,541)	(7,665,011)	(1,069,261)	(2,194,016)
Distributions from net realized gain on investments transactions	—	—	—	(239,673)

Change in net assets from distributions to shareholders	(3,680,541)	(7,665,011)	(1,069,261)	(2,433,689)

Share Transactions—
Proceeds from sale of shares	11,228,155	23,566,350	2,747,313	10,460,081
Net asset value of shares issued to shareholders in payment of distributions declared	2,454,933	5,289,937	137,662	537,998
Cost of shares redeemed	(20,729,808)	(23,212,538)	(4,159,275)	(9,009,911)

Change in net assets resulting from share transactions	(7,046,720)	5,643,749	(1,274,300)	1,988,168

Change in net assets	(2,589,072)	3,631,704	294,907	2,910,318
Net Assets:
Beginning of period	144,180,418	140,548,714	55,456,281	52,545,963

End of period	$141,591,346	$144,180,418	$55,751,188	$55,456,281

Undistributed net investment income (Distributions in excess of net investment income) included in net assets at end of period	$(18,250)	$154,974	$73,173	$82,711

Net realized gain (loss) as computed for federal tax purposes	$(1,367,349)	$1,488,880	$400,879	$939,897

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)

	Value Fund		Growth Fund
	Six Months Ended (unaudited) October 31, 2002	Year Ended April 30, 2002	Six Months Ended (unaudited) October 31, 2002	Year Ended April 30, 2002
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$1,046,108	$1,607,479	$(23,254)	$(153,447)
Net realized gain (loss) on investments	(7,714,240)	1,284,235	(2,645,185)	(2,506,548)
Net change in unrealized appreciation of investments	(64,878,083)	(31,160,559)	(7,264,490)	(12,896,606)

Change in net assets resulting from operations	(71,546,215)	(28,268,845)	(9,932,929)	(15,556,601)

Distributions to Shareholders—
Distributions from net investment income	(994,002)	(1,522,148)	—	—
Distributions from net realized gain on investments transactions	—	(6,369,951)	—	—

Change in net assets from distributions to shareholders	(994,002)	(7,892,099)	—	—

Share Transactions—
Proceeds from sale of shares	13,961,603	52,510,486	8,369,005	17,432,751
Net asset value of shares issued to shareholders in payment of distributions declared	769,604	7,688,686	—	—
Cost of shares redeemed	(29,853,227)	(43,729,327)	(6,660,867)	(20,508,311)

Change in net assets resulting from share transactions	(15,122,020)	16,469,845	1,708,138	(3,075,560)

Change in net assets	(87,662,237)	(19,691,099)	(8,224,791)	(18,632,161)
Net Assets:
Beginning of period	325,964,981	345,656,080	71,903,908	90,536,069

End of period	$238,302,744	$325,964,981	$63,679,117	$71,903,908

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$177,108	$125,002	$(25,686)	$(2,432)

Net realized gain (loss) as computed for federal tax purposes	$(7,714,240)	$1,284,234	$(2,645,185)	$(1,454,431)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments

U.S. Treasury Money Market Fund
1998	$1.00	0.05		—		0.05	(0.05)	—
1999	$1.00	0.05		—		0.05	(0.05)	—
2000	$1.00	0.05		—		0.05	(0.05)	—
2001	$1.00	0.06		—		0.06	(0.06)	—
2002(3)	$1.00	0.02		—		0.02	(0.02)	—
2002(4)	$1.00	0.01		—		0.01	(0.01)	—

Income Fund
1998	$9.68	0.58		0.13		0.71	(0.58)	—
1999	$9.81	0.57		(0.03)		0.54	(0.57)	—
2000	$9.78	0.58		(0.37)		0.21	(0.58)	—
2001	$9.41	0.57		0.31		0.88	(0.57)	—
2002(3)	$9.72	0.53	(8)	(0.13	)(8)	0.40	(0.50)	—
2002(4)	$9.62	0.20		0.19		0.39	(0.22)	—

Bond Fund
1998	$9.95	0.60		0.45		1.05	(0.60)	—
1999	$10.40	0.55		0.03		0.58	(0.56)	(0.18)
2000	$10.24	0.58		(0.57)		0.01	(0.58)	—
2001	$9.67	0.57		0.42		0.99	(0.58)	—
2002(3)	$10.08	0.55	(8)	(0.13	)(8)	0.42	(0.54)	—
2002(4)	$9.96	0.25		0.32		0.57	(0.26)	—

Alabama Tax-Free Income Fund
2000(6)	$10.00	0.29		(0.14)		0.15	(0.28)	—
2001	$9.87	0.43		0.47		0.90	(0.42)	—
2002(3)	$10.35	0.40	(8)	0.26	(8)	0.66	(0.42)	(0.05)
2002(4)	$10.54	0.20		0.30		0.50	(0.20)	—

Value Fund
1998	$15.81	0.15		5.26		5.41	(0.15)	(2.02)
1999	$19.05	0.08		0.43		0.51	(0.08)	(1.58)
2000	$17.90	0.06		0.63		0.69	(0.06)	(1.56)
2001	$16.97	0.09		1.75		1.84	(0.09)	(1.68)
2002(3)	$17.04	0.08		(1.45)		(1.37)	(0.07)	(0.31)
2002(4)	$15.29	0.05		(3.44)		(3.39)	(0.05)	—

Growth Fund
2000(6)	$10.00	—		0.65		0.65	—	(0.25)
2001	$10.40	(0.00	)(7)	(1.30)		(1.30)	—	(0.71)
2002(3)	$8.39	(0.00	)(7)	(1.51)		(1.51)	—	—
2002(4)	$6.88	(0.00	)(7)	(0.93)		(0.93)	—	—

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
(3)	Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods were audited by other auditors.
(4)	For the six-months ended October 31, 2002 (unaudited).
(5)	Computed on an annualized basis.
(6)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(7)	Per share amount is less than $(0.01).
(8)
Effective May 1, 2001, the Company adopted the provisions of the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free Fund, Income Fund and Bond Fund.

The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:

	Net investment income per share	Net realized and unrealized gain/loss per share	Ratio of net investment income to average net assets
Alabama Tax Free Fund	$0.01	$(0.01)	0.01%
Income Fund	$(0.03)	$0.03	(0.32)%
Bond Fund	$(0.02)	$0.02	(0.24)%
Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

			Ratios to average net assets
Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (loss)		Expense waivers/ reimburse- ments(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

(0.05)	$1.00	5.14%	0.48%		5.03%		0.19%		$631,869	—
(0.05)	$1.00	4.77%	0.45%		4.65%		0.19%		$687,683	—
(0.05)	$1.00	4.91%	0.49%		4.82%		0.40%		$852,783	—
(0.06)	$1.00	5.68%	0.50%		5.50%		0.39%		$1,141,487	—
(0.02)	$1.00	2.38%	0.51%		2.33%		0.38%		$1,237,926	—
(0.01)	$1.00	0.61%	0.56	%(5)	1.21	%(5)	0.34	%(5)	$1,258,233	—

(0.58)	$9.81	7.46%	0.75%		5.86%		0.44%		$39,969	112%
(0.57)	$9.78	5.58%	0.75%		5.76%		0.41%		$52,446	48%
(0.58)	$9.41	2.25%	0.64%		6.13%		0.57%		$64,262	85%
(0.57)	$9.72	9.58%	0.70%		5.91%		0.56%		$69,728	55%
(0.50)	$9.62	4.17%	0.68%		4.77	%(8)	0.53%		$72,863	69%
(0.22)	$9.79	4.13%	0.66	%(5)	4.19	%(5)	0.46	%(5)	$75,657	29%

(0.60)	$10.40	10.80%	0.84%		5.88%		0.01%		$114,650	107%
(0.74)	$10.24	5.54%	0.84%		5.26%		—		$129,897	119%
(0.58)	$9.67	0.15%	0.84%		5.88%		0.22%		$113,381	76%
(0.58)	$10.08	10.47%	0.89%		5.80%		0.20%		$140,549	80%
(0.54)	$9.96	4.18%	0.87%		5.07	%(8)	0.20%		$144,180	114%
(0.26)	$10.27	5.81%	0.87	%(5)	4.87	%(5)	0.20	%(5)	$141,591	16%

(0.28)	$9.87	1.47%	0.65	%(5)	4.17	%(5)	0.60	%(5)	$52,766	33%
(0.42)	$10.35	9.27%	0.63%		4.19%		0.60%		$52,546	14%
(0.47)	$10.54	6.44%	0.64%		3.96	%(8)	0.58%		$55,456	50%
(0.20)	$10.84	4.82%	0.60	%(5)	3.72	%(5)	0.55	%(5)	$55,751	15%

(2.17)	$19.05	36.39%	0.94%		0.77%		—		$412,857	75%
(1.66)	$17.90	5.17%	0.91%		0.48%		—		$388,731	45%
(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$329,419	45%
(1.77)	$17.04	12.12%	0.98%		0.53%		0.20%		$345,656	54%
(0.38)	$15.29	(8.04)%	0.98%		0.49%		0.20%		$325,965	43%
(0.05)	$11.85	(22.19)%	0.98	%(5)	0.78	%(5)	0.20	%(5)	$238,303	15%

(0.25)	$10.40	6.54%	1.15	%(5)	(0.01	)%(5)	0.20	%(5)	$86,367	28%
(0.71)	$8.39	(12.68)%	1.08%		(0.10)%		0.20%		$90,536	19%
—	$6.88	(18.00)%	1.13%		(0.19)%		0.19%		$71,904	27%
—	$5.95	(13.52)%	1.16	%(5)	(0.07	)%(5)	0.17	%(5)	$63,679	12%

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)

(1)  Organization

SouthTrust Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”)	Diversified	To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Income Fund (“Income”)	Diversified	To provide current income.

Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.

Alabama Tax-Free Income Fund (“Alabama Tax-Free Income”)	Non-diversified	To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.

Value Fund (“Value”)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.

Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective May 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts/amortizing premiums on long-term debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in adjustments to the financial statements of the Alabama Tax-Free Income, Income and Bond as follows:

Increase (Decrease)
	As of May 1, 2001			For the Year Ended April 30, 2002
	Cost of investments	Undistributed Net Investment Income	Accumulated Net Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Alabama Tax-Free Income	$48,700	$48,700	$0	$8,347	$2,016	$(10,363)
Bond	(102,374)	(101,116)	(1,258)	(346,382)	56,195	290,187
Income	(156,172)	(251,525)	95,353	(229,815)	30,498	199,317

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes—It is the Company’s policy to comply with the provisions of the Internal Revenue Code, as amended, (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At April 30, 2002, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiration Year					Total Capital Loss Carryforwards
	2005	2006	2008	2009	2010
Income	$1,014,619	$73,422	$280,958	$591,780	$—	$1,960,779
Bond				1,331,627	—	1,331,627
Growth				1,082,264	1,454,432	2,536,696

When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending—Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at least 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in interest income is $7,650 for Bond attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

As of October 31, 2002, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$16,813,420	$17,408,000	$17,408,000

Cash collateral is held in a segregated account.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Other—Investment transactions are accounted for on a trade date basis.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

	U.S. Treasury Money Market		Income
	Six Months Ended (unaudited) 10/31/2002	Year Ended April 30, 2002	Six Months Ended (unaudited) 10/31/2002	Year Ended April 30, 2002
Shares sold	1,394,213,450	2,770,912	1,071,532	2,187,317
Shares issued to shareholders in payment of distributions declared	2,408,706	11,890,811	32,848	70,963
Shares redeemed	(1,376,314,892)	(2,685,661,908)	(956,001)	(1,858,232)

Net change resulting from share transactions	20,307,264	96,438,815	148,379	400,048

	Bond		Alabama Tax-Free Income
	Six Months Ended (unaudited) 10/31/2002	Year Ended April 30, 2002	Six Months Ended (unaudited) 10/31/2002	Year Ended April 30, 2002
Shares sold	1,108,319	2,310,117	255,168	991,579
Shares issued to shareholders in payment of distributions declared	242,256	521,368	12,828	51,556
Shares redeemed	(2,049,285)	(2,286,181)	(383,463)	(859,097)

Net change resulting from share transactions	(698,710)	545,304	(115,467)	184,038

	Value		Growth
	Six Months Ended (unaudited) 10/31/2002	Year Ended April 30, 2002	Six Months Ended (unaudited) 10/31/2002	Year Ended April 30, 2002
Shares sold	1,101,658	3,284,310	1,375,542	2,233,467
Shares issued to shareholders in payment of distributions declared	62,141	491,454	—	—
Shares redeemed	(2,380,889)	(2,736,329)	(1,120,947)	(2,583,910)

Net change resulting from share transactions	(1,217,090)	1,039,435	254,595	(350,443)

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

(4)  Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—SouthTrust Investment Advisors, the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
U.S. Treasury	0.50%

Income	0.60%

Bond	0.60%

Alabama Tax-Free Income	0.60%

Value	0.75%

Growth	0.75%

Administrative Fee—Federated Services Company (“FServ”) provides the Company with certain administrative personnel and services. The fee is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Company for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee—The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., (“FSC”) the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

Fund	Percentage of the Average Daily Net Assets of Fund
Income	0.25%

Alabama Tax-Free Income	0.25%

Growth	0.25%

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

During the six months ended October 31, 2002, none of the above mentioned Funds incurred a distribution services fee.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses—FServ, through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Deferred Compensation Plan—The Company’s independent Trustees may participate in a deferred compensation plan. Under the deferred compensation plan, Trustees may elect to defer 50% or 100% of the compensation they earn as Trustees. Amounts deferred will be invested in Shares of one or more eligible Funds as defined under the Plan.

General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(5)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the six months ended October 31, 2002, were as follows:

Fund	Purchases	Sales
Income	$6,153,182	$7,610,127

Bond	13,180,225	9,490,290

Alabama Tax-Free Income	8,428,657	9,360,130

Value	38,726,534	52,169,250

Growth	9,364,216	7,871,587

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited) (Continued)

Purchases and sales of long-term U.S. government securities for the six months ended October 31, 2002, were as follows:

Fund	Purchases	Sales
Income	$15,422,179	$13,391,745

Bond	9,724,419	21,528,169

(6)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 2002, 61.20% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 30.95% of total investments.

BOARD OF TRUSTEES AND COMPANY OFFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds’ Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.

INTERESTED TRUSTEES BACKGROUND

Name
Birth Date Address Positions Held with Company Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

William O. Vann* Birth Date: January 28, 1942 P.O. Box 10645 Birmingham, AL TRUSTEE Began serving: April, 1992
Principal Occupation: President and Chairman, Vann Family Investments LLC; Trustee and Past Chairman, The Childrens’ Hospital of Alabama.
Previous Positions: Chairman and Chief Executive Officer, Young & Vann Supply Co.

Thomas M. Grady* Birth Date: July 25, 1941 P.O. Box 2 708 McLain Road Kannapolis, NC TRUSTEE Began serving: March, 1996	Principal Occupation: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of Directors, Pfeiffer University; Trustee, Cannon Foundation.

Billy L. Harbert, Jr* Birth Date: May 23, 1965 820 Shades Creek Parkway Birmingham, AL TRUSTEE Began serving: November, 1997
Principal Occupation: President and Chief Executive Officer, b. L. harbert International LLC (construction).
Other Directorships Held: Member/ Shareholder, Bonaventure Capital, LLC; Member/ Shareholder, Bonaventure Partners LLC; Board Member/ Shareholder, Founders Trust Company, Inc.; Member/ Shareholder, Treble Range Partners, LLC.

Each Trustee is considered to be “interested” because of his ownership of the common stock of Southtrust Corporation.

INDEPENDENT TRUSTEES BACKGROUND

Name
Birth Date Address Positions Held with Company Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Charles G. Brown, III Birth Date: November 27, 1953 1400 Red Hollow Road Birmingham, AL CHAIRMAN AND TRUSTEE Began serving: April, 1992	Principal Occupation: President, Tubular Products Company (since 1985); Managing Partner, Red Hollow Partnership.

Russell W. Chambliss Birth Date: December 26, 1951 Mason Corporation 123 Oxmoor Road Birmingham, AL TRUSTEE Began serving: April, 1992	Principal Occupation: President and Chief Executive Officer, Mason Corporation (manufacturer of roll formed aluminum and steel products).

Name
Birth Date Address Positions Held with Company Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Lawrence W. Greer, M.D. Birth Date: October 26, 1944 P.O. Box 531390 Birmingham, AL TRUSTEE Began serving: October, 1999
Principal Occupation: Vice President of Investments, Dunn Investment Company (since 1992).
Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director, Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland Pharmaceuticals, Biotechnology Association of Alabama, and Research Foundation—University of Alabama at Birmingham.

George H. Jones, III Birth Date: April 1, 1950 Jones & Kirkpatrick PC 300 Union Hill Drive Birmingham, AL TRUSTEE Began Serving: August, 2001	Principal Occupation: CPA and Stockholder, Jones & Kirkpatrick, PC.

OFFICERS

Name
Birth Date Address Positions Held with Company	Principal Occupation(s), and Previous Positions

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER
Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.
Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

Richard S. White, Jr. Birth Date: March 14, 1934 SouthTrust Bank 420 North 20th Street Birmingham, AL PRESIDENT	Principal Occupation: Division President, Capital Management Group; SouthTrust Bank. Previous Occupation: Executive Vice President, SouthTrust Capital Management Group.

Charles A. Beard Birth Date: October 26, 1946 SouthTrust Bank 420 North 20th Street Birmingham, AL VICE PRESIDENT
Principal Occupation: Senior Vice President and Chief Administrative Officer, SouthTrust Investment Advisors; SouthTrust Bank.
Previous Occupation: Senior Vice President and Marketing Director, Capital Management Group, SouthTrust Bank.

Peter J. Germain Birth Date: September 2, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupation: Senior Vice President and Director, Mutual Fund Services Division, Federated Services Company. Previous Positions: Senior Corporate Counsel, Federated Investors, Inc.

Beth S. Broderick Birth Date: August 2, 1965 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT AND TREASURER	Principal Occupation: Vice President, Federated Services Company. Previous Positions: Client Services Officer, Federated Services Company (1992-1997).

John D. Johnson Birth Date: November 8, 1970 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA SECRETARY	Principal Occupation: Counsel, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002); Associate, Kirkpatrick & Lockhart LLP (1997 to 1999).

| No Bank Guarantee | Not FDIC Insured | May Lose Value |
|---|---|---|

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

| No Bank Guarantee | Not FDIC Insured | May Lose Value |
|---|---|---|

Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.

Cusip 844734103
Cusip 844734400
Cusip 844734202
Cusip 844734608
Cusip 844734301
Cusip 844734509
3110408 (12/02)